UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2022

Fast Radius, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40032	85-3692788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 N. May Street
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 319-1060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FSRD	*
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FSRDW	*

* The registrant’s common stock and warrants began trading exclusively on the OTC Pink Marketplace on November 18, 2022 under the symbols “FSRDQ” and “FSRDWQ”, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on November 7, 2022, Fast Radius, Inc. (together with its subsidiaries, “Fast Radius” or the “Company”) filed voluntary petitions under Chapter 11 of Title 11 of the United States Code. The filing was made in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re Fast Radius, Inc., et al., Case No. 22-11051 (the “Chapter 11 Cases”).

On December 9, 2022, the Company issued a press release announcing its entry into an Asset Purchase Agreement (the “Purchase Agreement”) with SyBridge Digital Solutions LLC (the “Purchaser”) to sell substantially all of the Company’s assets to the Purchaser pursuant to a sale conducted under Section 363 of the U.S. Bankruptcy Code. The Purchase Agreement provides for total consideration of approximately $15,850,000 consisting of up to (i) $13,321,000 in cash, (ii) $450,000 of accounts receivable and (iii) the assumption of certain liabilities of the Company. The sale is subject to the final order of the Bankruptcy Court, and a hearing to approve the sale has been scheduled for December 12, 2022.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional information regarding the sale and the Company’s reorganization under Chapter 11 of the U.S. Bankruptcy Code can be found in the main case docket the Chapter 11 Cases. The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. Based upon the current proceeds available from the sale pursuant to the Purchase Agreement, after payment to the Company’s superpriority lenders, the other secured lenders and the payment of other liabilities, there will not be any proceeds available for distribution to the holders of the Company’s common stock.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this current report on Form 8-K, including but not limited to: (i) the Company’s ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases, including the Bankruptcy Court’s approval of the sale to the Purchaser; (ii) objections to the pleadings filed that could protract the Chapter 11 Cases; (iii) the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the outcome of the Chapter 11 Cases generally; (iv) the Company’s ability to obtain a timely sale of all of its assets or approval of a plan of reorganization, including the ability to consummate the sale of substantially all of the Company’s assets to the Purchaser; (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; (vi) the Company’s ability to continue to operate its business during the pendency of the Chapter 11 Cases; (vii) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (viii) the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies the Company may employ to address its liquidity and capital resources; (ix) the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 Cases; (x) increased legal and other professional costs necessary to execute the Company’s restructuring; (xi) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; (xii) the trading price and volatility of the Company’s common stock and warrants and the effects of the delisting from The Nasdaq Stock Market; (xiii) litigation and other risks inherent in a bankruptcy process; (xiv) the impact of uncertainty regarding the Company’s ability to continue as a going concern on our liquidity and prospects; and (xv) risks related to our ability to secure working capital. The foregoing list of factors is not exhaustive. Additionally, the Chapter 11 Cases may result in holders of the Company’s securities receiving no value for their interests. Because of such a possibility, the value of these securities is highly speculative and may pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. You should carefully consider the foregoing factors and the other risks and uncertainties more fully described in Fast Radius’ filings with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2021 and Forms 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 and other periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Fast Radius assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Fast Radius does not give any assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 9, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fast Radius, Inc.

Date:	December 9, 2022	By:	/s/ Pat McCusker
Pat McCusker President and Interim Chief Financial Officer